                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 7, 1999
                                                 ------------

                      Central American Equities Corporation
               --------------------------------------------------
               (Exact Name of Registrant as specified in charter)

FLORIDA                        0-24185                            65-0636168
-------                        -------                            ----------
(State or other                (Commission                          (IRS Employer
jurisdiction of                File Number)                       Identification #)
incorporation)

19200 Van Karmen, Suite 850, Irvine, California                   92612
-----------------------------------------------                   -----
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (949)757-0222
                                                   -------------

-------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         At a meeting held on July 7, 1999 of which a quorum was present, the Board of Directors of Central American Equities Corporation appointed the firm of Pinkham and Pinkham, PC, 514 Centennial Avenue, Cranford, NJ 07016, as the company's Certifying Accountants for the fiscal years ended December 31, 1997 and 1998.

         This appointment was accepted by Pinkham and Pinkham, PC on July 7, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 7, 1999

                                                     By: MICHAEL N. CAGGIANO
                                                         --------------------
                                                         PRESIDENT/CEO